TOUCHSTONE STRATEGIC TRUST
Touchstone International Growth Fund (the “Target Fund”)
Supplement dated February 23, 2024, to the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”), each dated October 27, 2023, as may be amended or supplemented from time to time
IMPORTANT NOTICE REGARDING PROPOSED CHANGES TO THE TARGET FUND
Proposed Reorganization
At a meeting of the Board of Trustees (the “Board”) of Touchstone Strategic Trust (the “Trust”) held on February 15, 2024, Touchstone Advisors, Inc. (“Touchstone”) proposed, and the Board approved, the reorganization of the Target Fund, a series of the Trust, into the Touchstone Sands Capital International Growth Equity Fund (the “Acquiring Fund” and together with the Target Fund, the “Funds”), a series of Touchstone Funds Group Trust (the “Reorganization”).
In making its decision, the Board considered the recommendation of Touchstone, the Funds’ investment adviser, that the Reorganization was advisable to, among other reasons, provide potential efficiencies and economies of scale for the Funds, while continuing to offer an international equity fund to Target Fund shareholders. The Reorganization is expected to be tax-free for U.S. federal income tax purposes.
Under the terms of the Agreement and Plan of Reorganization (the “Plan”), the Target Fund would transfer all or substantially all of its assets to the Acquiring Fund in exchange for corresponding shares of the Acquiring Fund. The Acquiring Fund would assume all of the Target Fund’s liabilities. The corresponding shares of the Acquiring Fund would then be distributed to the Target Fund's shareholders, and the Target Fund would be terminated.
Prior to the Reorganization, any dividends paid by the Target Fund will be paid in accordance with the current dividend option of an account; accounts in which the dividend reinvestment option has been chosen will receive any dividends in the form of additional shares of the Target Fund.
The Reorganization does not require approval of the Target Fund's shareholders. An information statement/prospectus (the “Information Statement”) containing more information regarding the Acquiring Fund and the Reorganization will be filed with the Securities and Exchange Commission (the “SEC”) and, once effective, mailed to Target Fund shareholders of record. The Reorganization is expected to be completed in the second quarter of 2024. Shareholders of the Target Fund will not pay any sales load, commission, or other similar fee in connection with the Acquiring Fund shares received in the Reorganization. Expenses associated with the Reorganization will be borne by Touchstone.
In connection with the Reorganization, it is expected that the Target Fund will close to new shareholders on or about the close of business on May 15, 2024. Current Target Fund shareholders may continue to purchase shares of the Target Fund until on or about the close of business on May 24, 2024, except that the Target Fund may continue to accept systematic contributions from defined contribution and similar plans until such time as it is practicable to terminate these arrangements or the completion of the Reorganization, whichever is sooner.
More Information About the Funds
Although the Target Fund and Acquiring Fund are similar in various ways, there are some differences. For example, the Acquiring Fund will have a different sub-adviser, principal investment strategies, risks, fees, and expenses than the Target Fund.
Each Fund seeks long-term capital appreciation as its investment goal. The principal investment strategies for the Funds are also similar, as they both invest in equity securities of foreign issuers and in equity and equity-related securities issued by companies in foreign countries. The Funds also both invest with a growth style and include emerging markets. The Target Fund is sub-advised by DSM Capital Partners, LLC, while the Acquiring Fund is sub-advised by Sands Capital Management, LLC.
You can obtain a copy of the summary prospectus, prospectus or SAI for the Acquiring Fund, by visiting the website at TouchstoneInvestments.com, by calling (800) 543-0407, or by contacting your financial adviser.
The foregoing is not an offer to sell, nor a solicitation of an offer to buy, any shares in connection with the Reorganization, nor is it a solicitation of any proxy. For important information regarding the Funds, or to receive a free copy of the Information Statement once it is available, please contact your financial adviser or Touchstone at 800.543.0407. The Information Statement will contain important information about Fund goals, strategies, fees, expenses, risks, and the Board's considerations in approving the Reorganization. The Information Statement will also be available for free on the SEC's website (www.sec.gov). Please read the Information Statement carefully.

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Please contact your financial advisor or Touchstone at 800.543.0407 if you have any questions.
P.O. Box 534467 Pittsburgh, PA 15253-4467
Ph: 800.543.0407 TouchstoneInvestments.com
Touchstone Funds are distributed by Touchstone Securities, Inc.*
*A registered broker-dealer and member FINRA and SIPC
A Member of Western & Southern Financial Group
Please retain this Supplement for future reference.

TSF-54BB-TST-TNSAX-S1-2402